UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 10, 2018
Date of Report (Date of earliest event reported)

KONA GRILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34082	20-0216690
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

15059 North Scottsdale Road, Suite 300 Scottsdale, Arizona 85254
(Address of principal executive offices) (Zip Code)

(480) 922-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2018, Kona Grill, Inc. issued a press release reporting financial results for the first quarter ended March 31, 2018. A copy of this press release, including information concerning forward looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 2.02.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 8, 2018, Kona Grill, Inc. (“the Company”) held its Annual Meeting of Stockholders. For more information on the following proposals, see the Company’s proxy statement dated March 23, 2018, the relevant portions of which are incorporated herein by reference. Below are the final voting results.

(1)	The stockholders elected each of the Class I directors to serve for a three-year term expiring in 2021:

	For	Withheld
James R. Jundt	2,855,202	1,097,184
Steven W. Schussler	3,220,653	731,733

(2)

The stockholders approved amendments to the 2012 Stock Award Plan to increase the number of shares of common stock reserved for issuance by 1,500,000 and impose a limitation on awards to non-employee directors:

For	3,045,149
Against	902,969
Abstain	4,268

(3)	The stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	7,473,648
Against	412,289
Abstain	29,267

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release from Kona Grill, Inc. dated May 10, 2018 titled, “Kona Grill Reports First Quarter 2018 Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2018	KONA GRILL, INC.

	By:	/s/ Christi Hing
Christi Hing
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release from Kona Grill, Inc. dated May 10, 2018 titled, “Kona Grill Reports First Quarter 2018 Results”